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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 1995

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                          ANIXTER INTERNATIONAL INC.
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                                 1-5989                          94-1658138
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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        TWO NORTH RIVERSIDE PLAZA
            CHICAGO, ILLINOIS                                       60606
(Address of Principal Executive Offices)                          (Zip Code)


                                 (312) 902-1515
              (Registrant's Telephone Number, Including Area Code)


                               ITEL CORPORATION

         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events


        On August 31, 1995 the registrant amended its certificate of incorporation to change its name to Anixter International Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ANIXTER INTERNATIONAL INC.

Date  August 31, 1995                  By
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                                           James E. Knox
                                           Senior Vice President,
                                           General Counsel and Secretary